BWX Technologies Reports Second Quarter 2021 Results and Continues Progress On Future Growth Milestones
•Generates 2Q21 earnings of $0.62 per share on consolidated revenue of $505 million
•Reiterates 2021 guidance: non-GAAP earnings range of $3.05 to $3.20 per share
•Continues progress on Technetium-99m commercialization
•Secures award for next phase of Nuclear Thermal Propulsion Program with NASA
•Sets date for Investor Day in New York City on November 16, 2021
Lynchburg, VA – August 2, 2021 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported second quarter 2021 revenue of $505 million, about even compared with $505 million in the second quarter 2020. Net income for the second quarter 2021 was $59.3 million, or $0.62 per diluted share, compared with GAAP net income of $64.3 million, or $0.67 per diluted share and non-GAAP net income of $67.7 million, or $0.71 per diluted share, in the prior-year period. A reconciliation of non-GAAP results is detailed in Exhibit 1.
“BWXT delivered on another solid quarter as we prepared for a strong second half of the year” said Rex D. Geveden, president and chief executive officer. "We are where we anticipated to be at the midpoint of 2021 and have line-of-sight on the remaining work to accomplish in the year, resulting in us reiterating financial guidance across the board.”
“The Company’s execution is exemplified by the strength we see across the core businesses including the Nuclear Operations Group’s stability as it ramps up on the Columbia program, consistent deliveries of large nuclear power components to enable Canadian clean energy, and the strong proposals submitted at important DOE nuclear sites that we anticipate will lead to wins later this year. At BWXT’s investor day in November, we are excited to share more insight into the strategy and trends across the core businesses while also highlighting emerging opportunities in nuclear medicine, advanced reactors and nuclear fuel that further support the Company’s medium and long-term growth outlook.” said Geveden.
Segment Results
Nuclear Operations Group (NOG) segment revenue was $381 million for the second quarter 2021, a 7% decrease from the prior-year period, driven by higher production volume which was more than offset by lower long-lead material production. NOG operating income was $69.2 million in the second quarter 2021, a 20% decrease compared with the prior-year period driven by lower revenue and fewer favorable contract adjustments due to timing of certain milestones, resulting in second quarter 2021 segment operating margin of 18.1%.
Nuclear Power Group (NPG) segment revenue was $102 million for the second quarter 2021, a 50% increase from the prior-year period primarily due to higher volume of field services, higher fuel and fuel handling activity, and higher volume of medical isotope demand. NPG operating income was $10.8 million for the second quarter 2021, a significant increase compared with the prior-year period on both a GAAP and non-GAAP basis, driven primarily from higher revenue in commercial nuclear power and

BWXT medical, and incremental funds received under the Canadian COVID-19 Economic Response Plan to offset incurred expenses related to the pandemic. Second quarter 2021 segment operating margin was 10.6%.
Nuclear Services Group (NSG) segment operating income was $5.8 million for the second quarter 2021, up 40% compared with $4.1 million of GAAP operating income and up 13% compared with $5.1 million of non-GAAP operating income in the second quarter 2020 driven by better project performance partially offset by the absence of contracts that completed in 2020.
Cash and Capital Returned to Shareholders
The Company generated $59.9 million of cash from operating activities in the second quarter 2021, compared with $162 million in the second quarter 2020. As of June 30, 2021, the Company’s cash balance, net of restricted cash, was $191 million.
On July 30, 2021, the BWXT Board of Directors declared a quarterly cash dividend of $0.21 per common share. The dividend will be payable on September 8, 2021, to shareholders of record on August 19, 2021.
During the second quarter 2021, the Company returned $20.0 million of cash to shareholders in dividends, resulting in a total of $60.3 million of cash returned to shareholders year-to-date, including $20.0 million in share repurchases and $40.3 million in dividends.
2021 Guidance
BWXT reiterated all components of 2021 guidance:
•Non-GAAP EPS range of $3.05 – $3.20 (excludes pension and post-retirement benefits mark-to-market)
•Consolidated revenue growth of low-single digits vs. 2020 results
•NOG revenue up slightly
•NPG revenue growth of ~6%
•Non-GAAP operating income and margin
•NOG operating margin of “high teens” with upside from CAS pension reimbursement
•NPG operating margin of ~13%
•NSG operating income range of $25-30 million
•Capital expenditures of ~$250 million
The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results. See reconciliation of non-GAAP results in Exhibit 1 for additional information.
Conference Call to Discuss Second Quarter 2021 Results
Date: Monday, August 2, 2021, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/q22021-release

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for the NOG, NPG and NSG segments including the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes; disruptions to our supply chain and/or operations, changes in government regulations and other factors, including any such impacts of, or actions in response to the COVID-19 health crisis; and our expectations for 2021 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; the lack of, or adverse changes in, federal appropriations to government programs in which we participate; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities; the impact of COVID-19 on our employees, contractors, suppliers, customers and other partners and their business activities; the extent to which the length and severity of the COVID-19 health crisis exceeds our current expectations; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; adverse changes in the industries in which we operate and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Va., BWXT provides safe and effective nuclear solutions for global security, clean energy, environmental remediation, nuclear medicine and space exploration. With approximately 6,700 employees, BWXT has 12 major operating sites in the U.S. and Canada. In addition, BWXT joint ventures provide management and operations at more than a dozen U.S. Department of Energy and NASA facilities. Follow us on Twitter at @BWXT and learn more at www.bwxt.com

Investor Contact:		Media Contact:
Mark Kratz		Jud Simmons
Vice President, Investor Relations		Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

EXHIBIT 1

BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)

Three Months Ended June 30, 2020
	GAAP	Restructuring Costs	Costs Associated with Sale of Business	Debt Issuance Costs	Non-GAAP

Operating Income	$82.4	$1.3	$2.7	$—	$86.4
Other Income (Expense)	1.6	—	—	0.5	2.2
Provision for Income Taxes	(19.7)	(0.3)	(0.6)	(0.1)	(20.8)
Net Income	64.4	0.9	2.1	0.4	67.8
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$64.3	$0.9	$2.1	$0.4	$67.7

Diluted Shares Outstanding	95.6				95.6
Diluted Earnings per Common Share	$0.67	$0.01	$0.02	$0.00	$0.71

Effective Tax Rate	23.4%				23.4%

NPG Operating Income	$1.1	$1.3	$—	$—	$2.4

NSG Operating Income	$4.1	$—	$1.0	$—	$5.1

(1)	Tables may not foot due to rounding.
(2)
BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.

(3)
BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30, 2021	December 31, 2020
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$190,752	$42,610
Restricted cash and cash equivalents	3,071	3,070
Investments	3,300	3,707
Accounts receivable – trade, net	61,107	153,368
Accounts receivable – other	37,741	22,239
Retainages	50,982	55,172
Contracts in progress	530,904	449,176
Other current assets	44,795	44,256
Total Current Assets	922,652	773,598
Property, Plant and Equipment, Net	942,128	816,471
Investments	10,064	9,356
Goodwill	287,935	283,708
Deferred Income Taxes	31,710	49,415
Investments in Unconsolidated Affiliates	78,135	71,806
Intangible Assets	192,902	192,751
Other Assets	100,876	96,398
TOTAL	$2,566,402	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2021	December 31, 2020
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$400,000	$—
Bank overdraft	—	88,694
Accounts payable	143,878	184,392
Accrued employee benefits	70,322	89,740
Accrued liabilities – other	76,564	78,028
Advance billings on contracts	105,242	83,581
Accrued warranty expense	5,637	5,292
Total Current Liabilities	801,643	529,727
Long-Term Debt	784,111	862,731
Accumulated Postretirement Benefit Obligation	25,245	25,689
Environmental Liabilities	92,032	84,153
Pension Liability	122,084	144,859
Other Liabilities	32,200	28,576
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 127,287,679 and 127,009,536 shares at June 30, 2021 and December 31, 2020, respectively	1,273	1,270
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	164,926	153,800
Retained earnings	1,638,709	1,549,950
Treasury stock at cost, 32,121,418 and 31,698,747 shares at June 30, 2021 and December 31, 2020, respectively	(1,120,204)	(1,095,452)
Accumulated other comprehensive income (loss)	24,293	8,198
Stockholders' Equity – BWX Technologies, Inc.	708,997	617,766
Noncontrolling interest	90	2
Total Stockholders' Equity	709,087	617,768
TOTAL	$2,566,402	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$505,099	$504,520	$1,033,372	$1,046,728
Costs and Expenses:
Cost of operations	375,817	367,534	768,623	759,977
Research and development costs	3,505	4,029	6,621	8,632
Losses (gains) on asset disposals and impairments, net	(29)	299	(37)	299
Selling, general and administrative expenses	59,318	55,137	117,579	108,095
Total Costs and Expenses	438,611	426,999	892,786	877,003
Equity in Income of Investees	7,263	4,913	15,579	10,976
Operating Income	73,751	82,434	156,165	180,701
Other Income (Expense):
Interest income	77	61	209	292
Interest expense	(10,203)	(7,865)	(17,242)	(15,832)
Other – net	15,306	9,450	31,692	17,367
Total Other Income (Expense)	5,180	1,646	14,659	1,827
Income before Provision for Income Taxes	78,931	84,080	170,824	182,528
Provision for Income Taxes	19,522	19,684	41,600	42,512
Net Income	$59,409	$64,396	$129,224	$140,016
Net Income Attributable to Noncontrolling Interest	(62)	(138)	(128)	(259)
Net Income Attributable to BWX Technologies, Inc.	$59,347	$64,258	$129,096	$139,757
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.62	$0.67	$1.35	$1.46
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.62	$0.67	$1.35	$1.46
Shares used in the computation of earnings per share:
Basic	95,354,932	95,457,629	95,329,330	95,434,990
Diluted	95,529,189	95,633,571	95,544,026	95,694,972

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2021	2020
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$129,224	$140,016
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,992	30,565
Income of investees, net of dividends	(5,874)	(927)
Provision for deferred taxes	—	—
Recognition of losses for pension and postretirement plans	1,475	1,553
Stock-based compensation expense	9,273	7,477
Other, net	1,548	2,025
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	93,503	(2,433)
Accounts payable	(16,875)	(6,641)
Retainages	4,308	(76)
Contracts in progress and advance billings on contracts	(53,649)	(27,560)
Income taxes	876	39,098
Accrued and other current liabilities	411	2,612
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(44,746)	(32,996)
Other, net	5,857	2,917
NET CASH PROVIDED BY OPERATING ACTIVITIES	158,323	155,630
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(170,170)	(115,477)
Acquisition of business	—	(16,174)
Purchases of securities	(2,378)	(2,159)
Sales and maturities of securities	2,764	4,305
Investments, net of return of capital, in equity method investees	—	88
Other, net	182	—
NET CASH USED IN INVESTING ACTIVITIES	(169,602)	(129,417)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	625,800	643,000
Repayments of long-term debt	(300,800)	(628,176)
Payment of debt issuance costs	(4,838)	(6,310)
Repayment of bank overdraft	(88,694)	—
Repurchases of common shares	(20,007)	(20,000)
Dividends paid to common shareholders	(40,326)	(36,764)
Exercises of stock options	2,011	1,790
Cash paid for shares withheld to satisfy employee taxes	(4,745)	(5,044)
Other, net	(8,979)	1,137
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	159,422	(50,367)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	64	(690)
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	148,207	(24,844)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	48,298	92,400
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$196,505	$67,556
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$20,270	$17,923
Income taxes (net of refunds)	$40,661	$3,274
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$26,328	$17,235

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands)
REVENUES:
Nuclear Operations Group	$381,342	$410,252	$783,410	$834,027
Nuclear Power Group	101,842	67,983	209,240	155,900
Nuclear Services Group	30,134	33,328	55,617	70,093
Eliminations	(8,219)	(7,043)	(14,895)	(13,292)
TOTAL	$505,099	$504,520	$1,033,372	$1,046,728

SEGMENT INCOME:
Nuclear Operations Group	$69,157	$85,972	$143,517	$176,331
Nuclear Power Group	10,840	1,102	21,158	9,572
Nuclear Services Group	5,760	4,122	11,507	10,522
Other	(7,246)	(5,600)	(13,132)	(10,959)
SUBTOTAL	78,511	85,596	163,050	185,466
Unallocated Corporate	(4,760)	(3,162)	(6,885)	(4,765)
TOTAL	$73,751	$82,434	$156,165	$180,701

DEPRECIATION AND AMORTIZATION:
Nuclear Operations Group	$9,850	$8,466	$18,538	$16,875
Nuclear Power Group	5,009	4,385	9,899	8,855
Nuclear Services Group	243	336	485	1,293
Other	269	26	537	53
Corporate	1,724	1,738	3,533	3,489
TOTAL	$17,095	$14,951	$32,992	$30,565

CAPITAL EXPENDITURES:
Nuclear Operations Group	$29,364	$24,045	$75,128	$65,927
Nuclear Power Group	34,364	23,552	87,895	43,747
Nuclear Services Group	709	—	890	664
Other	—	235	—	235
Corporate	3,801	2,877	6,257	4,904
TOTAL	$68,238	$50,709	$170,170	$115,477

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(Unaudited) (In thousands)
BACKLOG:
Nuclear Operations Group	$4,132,541	$3,913,860	$4,132,541	$3,913,860
Nuclear Power Group	674,287	771,407	674,287	771,407
Nuclear Services Group	42,226	43,116	42,226	43,116
TOTAL	$4,849,054	$4,728,383	$4,849,054	$4,728,383

BOOKINGS:
Nuclear Operations Group	$64,782	$40,809	$1,254,363	$231,581
Nuclear Power Group	78,616	60,850	157,301	69,718
Nuclear Services Group	17,969	35,939	64,934	73,416
TOTAL	$161,367	$137,598	$1,476,598	$374,715